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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  April 14, 2005
                                                   (April 12, 2005)

                                  Arkona, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                         0-24372               33-0611746
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(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)


   10542 South Jordan Gateway, Suite 200
             South Jordan, Utah                                 84005
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  (Address of Principal Executive Offices)                   (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 501-7100
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                                      N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


         [ ]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On  April  12,  2005,  Arkona,  Inc.  (the  "Company")   announced  the
resignation of Stephen L. Russo, its Chief Financial Officer and Vice President, effective April 14, 2005.

         The Company also announced that Leland H. Boardman has accepted an offer to become Vice President of Operations and Chief Financial Officer beginning on April 15, 2005.

         Mr. Boardman is a certified public accountant with more than 24 years of experience with private and public companies, as well as public accounting. From January 2002 to April 2005, Mr. Boardman served as Vice President of Finance for Sorenson Medical, Inc., a privately-held manufacturer of disposable medical products. From January 1993 to April 2001, he served as the Chief Accounting Officer for Ballard Medical Products, a $157 million public medical products manufacturing company. From September 1981 to January 1993, he was a Senior Manager with Deloitte & Touche, LLP, an international public accounting firm. Mr. Boardman is a graduate of the University of Utah with a degree in accounting.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Arkona, Inc.



Dated:  April 14, 2005                       By /s/ Alan Rudd
                                                --------------------------------
                                                  Alan Rudd
                                                  Chief Executive Officer



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